UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

BNY Mellon Investment Funds I
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2021

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Global Fixed Income Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Global Fixed Income Fund

SEMIANNUAL REPORT June 30, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

Discussion of Fund Performance	2
Understanding Your Fund’s Expenses	5
Comparing Your Fund’s Expenses With Those of Other Funds	5
Statement of Investments	6
Statement of Investments in Affiliated Issuers	24
Statement of Futures	25
Statement of Options Written	26
Statement of Forward Foreign Currency Exchange Contracts	27
Statement of Swap Agreements	29
Statement of Assets and Liabilities	31
Statement of Operations	32
Statement of Changes in Net Assets	33
Financial Highlights	35
Notes to Financial Statements	39
Information About the Renewal and Approval of the Fund’s Investment Advisory, Sub-Investment Advisory Agreements and Renewal of the Administration Agreement	61
Liquidity Risk Management Program	68

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2021 through June 30, 2021, as provided by portfolio managers David Leduc, CFA, Brendan Murphy, CFA and Scott Zaleski, CFA, of Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended June 30, 2021, BNY Mellon Global Fixed Income Fund’s Class A shares achieved a total return of -1.17%, Class C shares returned -1.50%, Class I shares returned -1.01%, and Class Y shares returned -0.95%.1 In comparison, the Bloomberg Barclays Global Aggregate Index (Hedged) (the “Index”), the fund’s benchmark, produced a total return of -1.52% for the same period.2

Global bond markets posted mildly negative returns during the period as economies struggled to rebound from the COVID-19 pandemic amid rising interest rates and inflationary pressures. The fund outperformed the Index largely due to greater high-yield corporate exposure, positive allocation to securitized issues and favorable rate positioning.

The Fund’s Investment Approach

The fund seeks to maximize total return, while realizing a market level of income consistent with preserving principal and liquidity. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar- and non-U.S. dollar-denominated, fixed-income securities of governments and companies located in various countries, including emerging markets. The fund invests principally in bonds, notes, mortgage-related securities, asset-backed securities, floating-rate loans (limited to up to 20% of the fund’s net assets) and other floating-rate securities, and Eurodollar and Yankee dollar instruments. The fund generally invests in eight or more countries, but always invests in at least three countries, one of which may be the United States. The fund may invest up to 25% of its assets in emerging markets. At times, the fund may invest a substantial part of its assets in any one country. The fund will hedge most, but not necessarily all, of its foreign currency exposure to protect the U.S. dollar value of the fund’s assets principally by using forward contracts, futures contracts and swap agreements.

We focus on identifying undervalued government bond markets, currencies, sectors and securities and de-emphasize the use of interest-rate forecasting. We look for fixed-income securities with the potential for credit upgrades, unique structural characteristics or innovative features. We select securities by using fundamental economic research and quantitative analysis to allocate assets among countries and currencies, by focusing on sectors and individual securities that appear to be relatively undervalued, and by actively trading among sectors.

Riskier Assets Gain as the Pandemic Wanes

Risk was a significant driver of global bond performance during the period, with investors increasingly willing to buy riskier assets as economies around the world began to distribute vaccines and emerge from the lockdowns associated with the COVID-19 pandemic. High-yield corporate bonds produced relatively strong returns, particularly among industries benefiting from rising commodity prices, such as energy, and rebounding consumer spending fueled by government stimulus payments, such as housing. Investment-grade corporates, which had rallied in the second half of 2020, tended to lag issues with lower credit ratings. Asset-backed securities (ABS) generally performed well, bolstered by increased consumer spending, rising home prices and bottlenecks in the automobile supply chain that caused used and rental vehicle values to climb. Commercial mortgage-backed securities (CMBS) also tightened in the areas of data centers, warehouses, lodging and retail; however, the performance of assets tied to office space lagged due to uncertainty regarding the persistence of work-from-home trends. Emerging markets bonds, which performed relatively well at the end of the previous period and in the first quarter of 2021, faced greater volatility in the second quarter as coronavirus variants spread and vaccination distribution lagged, causing some countries to underperform others.

Inflationary pressures played a significant role in bond performance as well. With reflation underway and an elevated pace of growth expected in the second half of the year, investors began to anticipate a dialing back of the exceptional levels of monetary stimulus witnessed over the prior 12 months. This contributed to a sharp rise in government-bond yields during the review period, with the long end of the U.S. Treasury market experiencing its worst quarter since 1980. Concerns that the U.S. Federal Reserve (the “Fed”) may taper its mortgage bond-buying program in response to inflationary pressures took a toll on mortgage-backed securities (MBS), with mortgages underperforming U.S. Treasury bills in the first half of 2021.

Security Selection Decisions Bolster Returns

Broadly positive security selections bolstered the fund’s performance during the review period. The fund established overweight exposure to high-yield corporate bonds in 2020 as credit spreads started to tighten. We maintained that position throughout the review period in the expectation that vaccinations and economic reopenings would drive further spread contraction. The fund found attractive investment opportunities among so-called “fallen angels,” previously investment-grade securities that had fallen into the high-yield category. The fund further enhanced returns with investments in companies rated BB and B. Investment-grade corporate holdings proved accretive to returns as well, but to a lesser degree. Among industry sectors, overweight exposure to energy bolstered returns, while investments in areas such as cable and media & entertainment, where the fund held higher-rated issues, generally detracted.

Most other areas of investment further added to relative performance. The fund held overweight exposure to ABS, predominately automobiles, single family rentals and equipment, all of which outperformed. Underweight exposure to agency mortgage-backed securities proved positive, as did overweight exposure to CMBS and holdings of AAA-rated commercial loan obligations. Among emerging markets, the fund benefited from exposure to hard currency countries in central Europe and the Middle East such as Ukraine, Romania, Hungary and Egypt. However, as coronavirus variants became more of a factor, and vaccine rollouts lagged in some countries, we trimmed the fund’s emerging market exposure. Rate positioning further bolstered returns as we positioned the fund in yield curve steepeners (investments that benefit from the escalating yield difference between the shorter end of the yield curve and the longer end) across most of the developed market and maintained an underweight duration position. On the other hand, foreign currency exposure detracted from returns, particularly through investments in South Africa, South Korea, Mexico and Russia. While the use of derivatives to hedge currency exposure failed to fully insulate the fund from these effects.

Positioned for Moderating but Continuing Growth

Despite the challenges posed by coronavirus variants, slow vaccine progress in some countries and ongoing supply-chain disruptions, we expect the global economic rebound to continue broadening, although growth rates are likely to moderate from the pace set earlier in the recovery. Accordingly, as of the end of the period, we have continued to position the fund with overweight exposure to corporate bonds, with a focus on high yield. The fund also maintains a modest overweight to emerging markets and securitized products. The fund holds underweight exposure

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

to U.S. agency mortgages, which we expect to remain challenged until the Fed provides more certainty and clarity regarding monetary policy toward mortgages.

From a geographic standpoint, we favor investments in countries that we believe are less likely to be affected by interest-rate moves than the United States. Accordingly, the fund holds overweight exposure to core European countries, Japan and China, and underweight exposure to countries where central banks have begun easing monetary accommodation policies, such as the UK, Canada, Australia, New Zealand and Norway. We continue to keep a close eye on central banks around the world, which have increasingly expressed divergent views on the policies to best promote economic growth while discouraging inflation. We believe such differences are likely to present localized investment opportunities for investors nimble enough to capitalize on them.

July 15, 2021

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I shares and Class Y shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: FactSet. — The Bloomberg Barclays Global Aggregate Index (Hedged) is a flagship measure of global, investment-grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized, fixed-rate bonds from both developed and emerging market issuers. Currency exposure is hedged to the U.S. dollar. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Effective August 24th, the name of the index will change from the Bloomberg Barclays Global Aggregate Index to Bloomberg Global Aggregate Index.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing or legal standards, and less market liquidity. These risks generally are greater in emerging market countries.

High-yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Fixed Income Fund from January 1, 2021 to June 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.09	$7.58	$2.47	$2.22
Ending value (after expenses)	$988.30	$985.00	$989.90	$990.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.16	$7.70	$2.51	$2.26
Ending value (after expenses)	$1,020.68	$1,017.16	$1,022.32	$1,022.56
†

Expenses are equal to the fund’s annualized expense ratio of .83% for Class A, 1.54% for Class C, .50% for Class I and .45% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2021 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.7%
Australia - 1.6%
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	55,025,000		47,306,646
Austria - .2%
Suzano Austria GmbH, Gtd. Notes		3.13	1/15/2032	1,760,000		1,745,251
Suzano Austria GmbH, Gtd. Notes		3.75	1/15/2031	3,575,000		3,753,750
					5,499,001
Bermuda - .3%
Textainer Marine Containers VII, Ser. 2021-1A, Cl. A		1.68	2/20/2046	8,273,333	[b]	8,205,298
British Virgin - .5%
Sinopec Group Overseas Development, Gtd. Notes		1.45	1/8/2026	1,400,000	[b,c]	1,402,519
Sinopec Group Overseas Development, Gtd. Notes		2.50	8/8/2024	12,840,000	[b]	13,360,499
					14,763,018
Canada - 2.1%
BMW Canada Auto Trust, Ser. 2021-1A, Cl. A3	CAD	0.76	12/20/2025	8,900,000	[b]	7,122,513
CNH Capital Canada Receivables Trust, Ser. 2021-1A, Cl. A2	CAD	1.00	11/16/2026	9,020,000	[b]	7,257,258
Ford Auto Securitization Trust, Ser. 2017-R5A, Cl. A3	CAD	2.38	3/15/2023	1,811,766	[b]	1,471,523
Ford Auto Securitization Trust, Ser. 2018-AA, Cl. A3	CAD	2.71	9/15/2023	5,422,312	[b]	4,423,834
Ford Auto Securitization Trust, Ser. 2018-BA, Cl. A3	CAD	2.84	1/15/2024	9,513,889	[b]	7,789,569
Ford Auto Securitization Trust, Ser. 2020-AA, Cl. A3	CAD	1.15	11/15/2025	7,825,000	[b]	6,309,907
GMF Canada Leasing Trust, Ser. 2020-1A, Cl. A3	CAD	1.05	11/20/2025	6,325,000	[b]	5,123,577
GMF Canada Leasing Trust, Ser. 2021-1A, Cl. A3	CAD	0.87	5/20/2026	9,345,000	[b]	7,522,589
MBarc Credit Canada, Ser. 2019-AA, Cl. A3	CAD	2.72	10/16/2023	6,375,819	[b]	5,162,958
MBarc Credit Canada , Ser. 2021-AA, Cl. A3	CAD	0.93	2/17/2026	7,200,000	[b]	5,794,037
Nutrien, Sr. Unscd. Notes		1.90	5/13/2023	2,300,000		2,357,216
Teck Resources, Sr. Unscd. Notes		6.25	7/15/2041	940,000		1,230,518
					61,565,499
Cayman Islands - 4.9%
Avery Point VII CLO, Ser. 2015-7A, Cl. AR2, 3 Month LIBOR +.96%		1.14	1/15/2028	6,674,241	[b,d]	6,675,589
Bain Capital Credit CLO, Ser. 2020-3A, Cl. A, 3 Month LIBOR +1.38%		1.55	10/23/2032	8,155,000	[b,d]	8,166,189

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.7% (continued)
Cayman Islands - 4.9% (continued)
Bain Capital Credit CLO, Ser. 2020-5A, Cl. A1, 3 Month LIBOR +1.22%		1.49	1/20/2032	3,275,000	[b,d]	3,277,538
Ballyrock CLO, Ser. 2020-1A, Cl. A1, 3 Month LIBOR +1.70%		1.89	7/20/2030	6,100,000	[b,d]	6,104,758
Cent 21 CLO, Ser. 2014-21A, Cl. A1R3, 3 Month LIBOR +.97%		1.15	7/27/2030	7,600,000	[b,d]	7,604,180
CK Hutchison Europe Finance 18, Gtd. Bonds	EUR	1.25	4/13/2025	2,045,000		2,533,944
CK Hutchison Finance 16 II, Gtd. Bonds	EUR	0.88	10/3/2024	5,185,000		6,319,412
Columbia Cent 30 CLO, Ser. 2020-30A, Cl. A1, 3 Month LIBOR +1.31%		1.53	1/20/2034	7,625,000	[b,d]	7,637,017
DP World Salaam, Jr. Sub. Notes		6.00	10/1/2025	6,725,000		7,405,166
Dryden 41 Senior Loan Fund CLO, Ser. 2015-41A, Cl. AR, 3 Month LIBOR +.97%		1.15	4/15/2031	6,975,000	[b,d]	6,979,931
Dryden XXVI Senior Loan Fund CLO, Ser. 2013-26A, Cl. AR, 3 Month LIBOR +.90%		1.08	4/15/2029	8,000,000	[b,d]	7,986,800
Madison Park Funding XXX CLO, Ser. 2018-30A, Cl. A, 3 Month LIBOR +.75%		0.93	4/15/2029	7,825,000	[b,d]	7,829,069
Magnetite XIX CLO, Ser. 2017-19A, Cl. AR, 3 Month LIBOR +1.05%		1.24	4/17/2034	7,000,000	[b,d]	7,006,006
Magnetite XVII CLO, Ser. 2016-17A, Cl. AR, 3 Month LIBOR +1.10%		1.29	7/20/2031	8,025,000	[b,d]	8,032,431
Magnetite XXVIII CLO, Ser. 2020-28A, Cl. A, 3 Month LIBOR +1.27%		1.45	10/25/2031	5,660,000	[b,d]	5,667,766
Milos CLO, Ser. 2017-1A, Cl. AR, 3 Month LIBOR +1.07%		1.26	10/20/2030	7,150,000	[b,d]	7,137,681
Race Point IX CLO, Ser. 2015-9A, CI. A1A2, 3 Month LIBOR +.94%		1.12	10/15/2030	7,150,000	[b,d]	7,153,682
RIN IV CLO, Ser. 2021-1A, CI. A, 3 Month LIBOR +1.30% @ Floor		1.30	4/20/2033	5,225,000	[b,d]	5,232,310
SA Global Sukuk, Sr. Unscd. Notes		1.60	6/17/2026	3,275,000	[b,c]	3,276,179
Sands China, Sr. Unscd. Notes		4.38	6/18/2030	2,755,000	[c]	2,988,789
Taconic Park CLO, Ser. 2016-1A, Cl. A1R, 3 Month LIBOR +1.00%		1.19	1/20/2029	7,150,000	[b,d]	7,157,100
TCI-Flatiron CLO, Ser. 2017-1A, CI. AR, 3 Month LIBOR +.96%		1.12	11/18/2030	1,300,000	[b,d]	1,300,664
Thompson Park CLO, Ser. 2021-1A, CI. A1, 3 Month LIBOR +1.00%		1.20	4/15/2034	7,975,000	[b,d]	7,980,359
Vale Overseas, Gtd. Notes		6.25	8/10/2026	1,307,000		1,573,955
Voya CLO, Ser. 2019-1A, Cl. AR, 3 Month LIBOR +1.06%		1.24	4/15/2031	4,025,000	[b,d]	4,027,491
					147,054,006

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.7% (continued)
Chile - .3%
Inversiones, Gtd. Notes		3.00	4/6/2031	5,900,000	[b]	5,929,500
VTR Comunicaciones, Sr. Scd. Notes		5.13	1/15/2028	2,551,000	[b,c]	2,670,833
					8,600,333
China - 4.8%
China, Bonds, Ser. 1827	CNY	3.25	11/22/2028	191,700,000		29,996,135
China, Unscd. Bonds	CNY	3.81	9/14/2050	542,850,000		86,237,994
China Development Bank, Unscd. Bonds, Ser. 1905	CNY	3.48	1/8/2029	178,000,000		27,514,663
					143,748,792
Croatia - .3%
Croatia, Sr. Unscd. Bonds	EUR	2.75	1/27/2030	6,050,000		8,298,558
France - 4.1%
BNP Paribas, Sr. Unscd. Notes	EUR	1.13	10/10/2023	6,915,000		8,449,079
BNP Paribas, Sr. Unscd. Notes	EUR	1.38	5/28/2029	1,400,000	[c]	1,762,020
BNP Paribas, Sub. Notes		4.38	3/1/2033	6,675,000	[b,c]	7,384,219
Credit Agricole, Sub. Notes		3.25	1/14/2030	7,250,000		7,652,634
Credit Agricole Home Loan SFH, Covered Notes	EUR	1.25	3/24/2031	6,700,000	[c]	8,842,423
France, Bonds	EUR	0.75	5/25/2028	64,425,000		81,586,138
Orange, Sr. Unscd. Notes	EUR	-0.30	9/4/2026	5,100,000		6,042,481
					121,718,994
Germany - 7.4%
Bundesobligation, Bonds, Ser. 179	EUR	-0.80	4/5/2024	105,175,000		127,078,650
Bundesrepublik Deutschland Bundesanleihe, Bonds, Ser. 98	EUR	4.75	7/4/2028	56,975,000		93,010,420
					220,089,070
Ghana - .1%
Ghana, Sr. Unscd. Notes		8.63	4/7/2034	4,125,000	[b]	4,268,426
Hungary - .1%
Hungary, Sr. Unscd. Notes		7.63	3/29/2041	1,765,000		2,899,035
Indonesia - .4%
Perusahaan Listrik Negara, Sr. Unscd. Notes	EUR	1.88	11/5/2031	5,100,000		5,913,232
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Sr. Unscd. Notes		3.00	6/30/2030	4,640,000	[c]	4,661,321
					10,574,553
Ireland - .5%
AerCap Global Aviation Trust, Gtd. Notes		2.88	8/14/2024	3,105,000		3,249,484
AerCap Global Aviation Trust, Gtd. Notes		4.45	10/1/2025	2,900,000		3,195,228
AerCap Global Aviation Trust, Gtd. Notes		6.50	7/15/2025	4,000,000		4,694,585

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.7% (continued)
Ireland - .5% (continued)
Ireland, Bonds	EUR	2.00	2/18/2045	2,150,000		3,270,024
					14,409,321
Italy - 2.8%
Italy, Sr. Unscd. Notes		2.88	10/17/2029	15,400,000		16,054,654
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. CAC	EUR	2.45	9/1/2050	49,265,000	[b]	66,834,884
					82,889,538
Ivory Coast - .1%
Ivory Coast, Sr. Unscd. Notes	EUR	4.88	1/30/2032	3,650,000	[b]	4,335,778
Japan - 3.8%
Japan (10 Year Issue), Bonds, Ser. 336	JPY	0.50	12/20/2024	3,319,950,000		30,540,617
Japan (10 Year Issue), Bonds, Ser. 348	JPY	0.10	9/20/2027	2,945,650,000		26,823,429
Japan (30 Year Issue), Bonds, Ser. 66	JPY	0.40	3/20/2050	3,000,000,000		25,138,642
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A4		2.76	12/10/2024	4,601,010	[b]	4,647,838
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A4		3.50	5/12/2025	6,852,783	[b]	6,995,659
OSCAR US Funding X, Ser. 2019-1A, Cl. A4		3.27	5/11/2026	6,750,000	[b]	7,032,758
OSCAR US Funding XI, Ser. 2019-2A, Cl. A4		2.68	9/10/2026	9,520,000	[b]	9,889,247
Takeda Pharmaceutical, Sr. Unscd. Notes	EUR	2.00	7/9/2040	2,175,000		2,780,231
					113,848,421
Kazakhstan - .1%
Development Bank of Kazakhstan, Sr. Unscd. Notes		4.13	12/10/2022	2,025,000		2,112,632
Luxembourg - 1.0%
CK Hutchison Group Telecom Finance, Gtd. Notes	EUR	1.13	10/17/2028	3,650,000		4,483,189
DH Europe Finance II, Gtd. Bonds	EUR	0.20	3/18/2026	6,120,000		7,297,595
DH Europe Finance II, Gtd. Notes		2.60	11/15/2029	6,525,000		6,832,646
JBS Finance Luxembourg, Gtd. Notes		3.63	1/15/2032	4,775,000	[b,c]	4,778,295
Medtronic Global Holdings, Gtd. Notes	EUR	0.75	10/15/2032	2,900,000		3,467,501
Medtronic Global Holdings, Gtd. Notes	EUR	1.63	3/7/2031	2,000,000		2,618,387
Millicom International Cellular, Sr. Unscd. Notes		4.50	4/27/2031	1,300,000	[b]	1,347,288
					30,824,901
Malaysia - .3%
Malaysia, Bonds, Ser. 219	MYR	3.89	8/15/2029	37,430,000		9,480,776

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.7% (continued)
Mexico - 2.9%
Banco Santander Mexico, Sr. Unscd. Notes		5.38	4/17/2025	4,750,000	[b]	5,395,477
Infraestructura Energetica Nova, Sr. Unscd. Notes		4.88	1/14/2048	3,950,000		4,058,250
Metalsa, Gtd. Notes		3.75	5/4/2031	4,825,000	[b,c]	4,780,658
Mexico, Bonds, Ser. M	MXN	5.75	3/5/2026	130,000,000	[c]	6,346,952
Mexico, Bonds, Ser. M	MXN	7.75	5/29/2031	821,500,000		43,532,412
Mexico, Sr. Unscd. Notes		3.75	4/19/2071	3,115,000		2,856,144
Mexico, Sr. Unscd. Notes		6.05	1/11/2040	3,800,000		4,779,241
Nemak, Sr. Unscd. Notes		3.63	6/28/2031	4,200,000	[b]	4,229,190
Nemak, Sr. Unscd. Notes		4.75	1/23/2025	2,276,000		2,361,350
Petroleos Mexicanos, Gtd. Notes		6.84	1/23/2030	7,755,000		8,001,221
					86,340,895
Morocco - .1%
OCP, Sr. Unscd. Notes		5.13	6/23/2051	2,200,000	[b]	2,227,060
Netherlands - 2.1%
EDP Finance, Sr. Unscd. Notes	EUR	0.38	9/16/2026	5,815,000	[c]	6,970,790
Enel Finance International, Gtd. Notes	EUR	0.38	6/17/2027	7,275,000	[c]	8,734,290
Equate Petrochemical, Gtd. Notes		2.63	4/28/2028	3,400,000	[b]	3,442,160
Iberdrola International, Gtd. Notes	EUR	1.13	1/27/2023	1,400,000		1,698,547
ING Groep, Sub. Bonds	EUR	2.00	3/22/2030	4,600,000		5,760,052
ING Groep, Sub. Notes	EUR	3.00	4/11/2028	5,200,000		6,472,339
Mamoura Diversified Global Holding, Gtd. Notes		2.50	11/7/2024	3,550,000		3,734,976
Petrobras Global Finance, Gtd. Notes		5.50	6/10/2051	5,225,000		5,233,360
Prosus, Sr. Unscd. Notes		3.83	2/8/2051	3,020,000	[b]	2,821,486
VEON Holdings, Sr. Unscd. Notes		3.38	11/25/2027	7,280,000	[b]	7,344,792
Volkswagen International Finance, Gtd. Bonds, Ser. 10Y	EUR	1.88	3/30/2027	2,200,000		2,835,439
WPC Eurobond, Gtd. Bonds	EUR	2.25	7/19/2024	2,975,000		3,755,825
WPC Eurobond, Gtd. Notes	EUR	1.35	4/15/2028	2,200,000		2,702,236
WPC Eurobond, Gtd. Notes	EUR	2.13	4/15/2027	685,000		879,508
					62,385,800
Norway - .3%
Equinor, Gtd. Notes		3.25	11/18/2049	7,350,000		7,831,028
Yara International, Sr. Unscd. Notes		3.15	6/4/2030	2,150,000	[b]	2,303,383
					10,134,411
Oman - .1%
Oman, Sr. Unscd. Notes		4.88	2/1/2025	3,200,000	[b]	3,359,178
Oman, Sr. Unscd. Notes		6.25	1/25/2031	400,000	[b]	430,666
					3,789,844

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.7% (continued)
Philippines - .5%
Philippine, Sr. Unscd. Notes	EUR	0.14	2/3/2023	8,600,000		10,206,087
Philippine, Sr. Unscd. Notes	EUR	0.88	5/17/2027	3,000,000		3,630,576
					13,836,663
Qatar - .3%
Qatar Petroleum, Sr. Unscd. Notes		2.25	7/12/2031	9,550,000		9,448,483
Romania - .4%
Romania, Bonds	EUR	3.62	5/26/2030	2,725,000	[b]	3,742,768
Romania, Sr. Unscd. Notes	EUR	2.50	2/8/2030	2,670,000	[b]	3,404,222
Romania, Unscd. Notes	EUR	2.75	4/14/2041	3,435,000	[b]	4,056,775
					11,203,765
Saudi Arabia - .0%
Saudi Arabian Oil Co., Sr. Unscd. Notes		1.63	11/24/2025	1,560,000	[b]	1,577,151
Senegal - .1%
Senegal, Sr. Unscd. Notes	EUR	5.38	6/8/2037	3,500,000	[b]	4,092,023
Serbia - .2%
Serbia, Sr. Unscd. Notes	EUR	3.13	5/15/2027	5,485,000	[b]	7,248,027
Singapore - .2%
Singapore, Bonds	SGD	2.63	5/1/2028	9,000,000		7,310,032
South Africa - 1.1%
South Africa, Sr. Unscd. Bonds, Ser. T186	ZAR	10.50	12/21/2026	410,775,000		32,726,801
South Korea - .7%
Korea, Bonds, Ser. 2812	KRW	2.38	12/10/2028	11,350,200,000		10,366,195
Korea, Bonds, Ser. 4903	KRW	2.00	3/10/2049	8,000,000,000		6,813,335
Korea Treasury Bond, Sr. Unscd. Bonds, Ser. 5103	KRW	1.88	3/10/2051	4,753,450,000		3,925,367
					21,104,897
Spain - 2.4%
Banco Santander, Covered Notes	EUR	0.88	5/9/2031	6,800,000	[c]	8,667,429
Spain, Bonds	EUR	0.60	10/31/2029	42,550,000	[b]	52,034,042
Spain, Sr. Unscd. Bonds	EUR	1.25	10/31/2030	3,385,000	[b]	4,346,838
Telefonica Emisiones, Gtd. Notes	EUR	1.53	1/17/2025	5,300,000		6,653,845
					71,702,154
Supranational - 1.1%
Africa Finance, Sr. Unscd. Notes		2.88	4/28/2028	4,950,000	[b]	4,978,760
Banque Ouest Africaine de Developpement, Sr. Unscd. Notes		5.00	7/27/2027	7,720,000		8,612,710
Corp. Andina de Fomento, Sr. Unscd. Notes		3.25	2/11/2022	8,250,000		8,407,243
The African Export-Import Bank, Sr. Unscd. Notes		3.80	5/17/2031	4,075,000	[b]	4,190,567

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.7% (continued)
Supranational - 1.1% (continued)
The African Export-Import Bank, Sr. Unscd. Notes		5.25	10/11/2023	7,500,000		8,139,360
					34,328,640
Switzerland - .5%
Credit Suisse Group, Sr. Unscd. Notes		4.28	1/9/2028	5,725,000	[b]	6,372,898
UBS Group, Jr. Sub. Notes		7.00	1/31/2024	6,575,000	[b]	7,245,288
					13,618,186
Thailand - 1.0%
PTT Treasury Center, Gtd. Notes		3.70	7/16/2070	3,725,000	[b]	3,785,659
Thailand, Bonds	THB	2.88	12/17/2028	312,520,000		10,792,386
Thailand, Sr. Unscd. Bonds	THB	2.13	12/17/2026	492,750,000		16,358,335
					30,936,380
Ukraine - .2%
Ukraine, Sr. Unscd. Notes		1.26	5/31/2040	5,100,000		6,063,849
United Arab Emirates - .1%
Abu Dhabi Crude Oil Pipeline, Sr. Scd. Bonds		4.60	11/2/2047	2,460,000	[b]	2,907,745
United Kingdom - 2.5%
Anglo American Capital, Gtd. Notes	EUR	1.63	3/11/2026	2,760,000		3,473,245
Anglo American Capital, Gtd. Notes	EUR	1.63	9/18/2025	1,950,000		2,456,888
AstraZeneca, Sr. Unscd. Notes		3.00	5/28/2051	4,645,000		4,812,374
Barclays, Jr. Sub. Bonds		7.88	3/15/2022	6,840,000		7,142,670
Barclays, Jr. Sub. Notes		8.00	6/15/2024	4,151,000		4,724,357
Barclays, Sr. Unscd. Notes		4.97	5/16/2029	3,725,000		4,365,547
BAT International Finance, Gtd. Notes	EUR	2.25	1/16/2030	5,700,000		7,284,116
Brass No. 10, Ser. 10-A, Cl. A1		0.67	4/16/2069	3,914,533	[b]	3,915,514
Gemgarto, Ser. 2021-1A, Cl. A, 3 Month SONIA +.59%	GBP	0.64	12/16/2067	6,541,962	[b,d]	9,093,658
Lanark Master Issuer, Ser. 2019-1A, Cl. 1A1, 3 Month LIBOR +.77%		0.92	12/22/2069	3,500,000	[b,d]	3,504,491
Lanark Master Issuer, Ser. 2020-1A, Cl. 1A		2.28	12/22/2069	5,600,000	[b]	5,729,651
Lloyds Banking Group, Sr. Unscd. Notes		3.75	1/11/2027	6,305,000		6,970,528
MARB BondCo, Gtd. Bonds		3.95	1/29/2031	5,850,000	[b]	5,647,882
Vodafone Group, Jr. Sub. Bonds	EUR	3.10	1/3/2079	4,100,000		5,071,230
					74,192,151
United States - 44.1%
Abbott Laboratories, Sr. Unscd. Notes		3.75	11/30/2026	1,616,000		1,825,891
AbbVie, Sr. Unscd. Bonds	EUR	1.38	5/17/2024	1,230,000		1,514,818
AbbVie, Sr. Unscd. Notes		2.95	11/21/2026	2,115,000		2,275,008

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.7% (continued)
United States - 44.1% (continued)
AbbVie, Sr. Unscd. Notes		4.25	11/21/2049	7,075,000		8,493,042
AEP Transmission, Sr. Unscd. Notes		3.10	12/1/2026	3,680,000		4,000,080
Air Lease, Sr. Unscd. Notes		2.88	1/15/2026	4,500,000		4,731,737
Air Products & Chemicals, Sr. Unscd. Notes		1.50	10/15/2025	1,425,000		1,460,077
Air Products & Chemicals, Sr. Unscd. Notes		1.85	5/15/2027	1,575,000		1,618,903
Ally Financial, Jr. Sub. Notes, Ser. B		4.70	5/15/2026	9,315,000		9,670,833
Ally Financial, Sub. Notes		5.75	11/20/2025	1,315,000		1,511,206
Amazon.com, Sr. Unscd. Notes		3.15	8/22/2027	7,875,000		8,705,934
American Express, Sr. Unscd. Notes		2.50	7/30/2024	4,850,000		5,112,161
American Homes 4 Rent Trust, Ser. 2014-SFR3, Cl. A		3.68	12/17/2036	3,983,636	[b]	4,245,715
American International Group, Sr. Unscd. Notes		4.20	4/1/2028	2,790,000		3,213,434
AmeriCredit Automobile Receivables Trust, Ser. 2020-1, Cl. C		1.59	10/20/2025	8,725,000		8,879,342
Anheuser-Busch InBev Worldwide, Gtd. Notes		4.00	4/13/2028	3,810,000		4,340,683
Astrazeneca Finance, Gtd. Notes		2.25	5/28/2031	2,430,000		2,470,216
AT&T, Sr. Unscd. Notes	EUR	0.25	3/4/2026	4,725,000		5,638,436
AT&T, Sr. Unscd. Notes	EUR	1.80	9/14/2039	2,330,000		2,838,263
AT&T, Sr. Unscd. Notes	EUR	2.05	5/19/2032	2,150,000		2,827,136
AT&T, Sr. Unscd. Notes	EUR	2.35	9/5/2029	2,763,000		3,716,324
AT&T, Sr. Unscd. Notes		2.75	6/1/2031	7,225,000		7,517,793
Bank, Ser. 2019-BN19, Cl. A2		2.93	8/15/2061	7,850,000		8,385,460
Bank of America, Jr. Sub. Notes, Ser. JJ		5.13	6/20/2024	4,361,000		4,647,191
Bank of America, Jr. Sub. Notes, Ser. X		6.25	9/5/2024	4,347,000		4,811,586
Bank of America, Sr. Unscd. Notes		3.37	1/23/2026	3,375,000		3,640,185
Bank of America, Sr. Unscd. Notes		3.97	3/5/2029	5,895,000		6,652,274
BBCMS Mortgage Trust, Ser. 2019-BWAY, Cl. A, 1 Month LIBOR +.96%		1.03	11/15/2034	6,400,000	[b,d]	6,389,452
BBCMS Trust, Ser. 2013-TYSN, Cl. A2		3.76	9/5/2032	1,201,681	[b]	1,203,207
Berkshire Hathaway, Sr. Unscd. Notes	EUR	0.10	3/12/2025	7,285,000		8,665,082
Berry Global, Sr. Scd. Notes		1.57	1/15/2026	3,815,000	[b]	3,821,104
BF Mortgage Trust, Ser. 2019-NYT, Cl. A, 1 Month LIBOR +1.20%		1.27	12/15/2035	7,500,000	[b,d]	7,515,624
BX Commercial Mortgage Trust, Ser. 2020-BXLP, Cl. A, 1 Month LIBOR +.80%		0.87	12/15/2036	9,588,425	[b,d]	9,611,919

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.7% (continued)
United States - 44.1% (continued)
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, 1 Month LIBOR +1.07%		1.14	12/15/2037	8,350,000	[b,d]	8,379,242
Cameron LNG, Sr. Scd. Notes		2.90	7/15/2031	8,575,000	[b]	9,149,716
CarMax Auto Owner Trust, Ser. 2018-1, Cl. D		3.37	7/15/2024	1,360,000		1,384,985
CarMax Auto Owner Trust, Ser. 2019-3, Cl. B		2.50	4/15/2025	3,445,000		3,579,556
CarMax Auto Owner Trust, Ser. 2019-3, Cl. C		2.60	6/16/2025	3,065,000		3,179,977
Carrier Global, Sr. Unscd. Notes		2.49	2/15/2027	6,020,000		6,305,539
Carrier Global, Sr. Unscd. Notes		2.72	2/15/2030	2,035,000		2,111,580
Carvana Auto Receivables Trust, Ser. 2021-N2, Cl. C		1.07	3/10/2028	4,600,000		4,614,820
CCO Holdings, Sr. Unscd. Notes		4.50	8/15/2030	4,105,000	[b]	4,279,314
Centene, Sr. Unscd. Notes		3.00	10/15/2030	4,250,000		4,371,252
Centene, Sr. Unscd. Notes		3.38	2/15/2030	4,415,000		4,621,070
CF Hippolyta, Ser. 2020-1, Cl. A1		1.69	7/15/2060	7,720,925	[b]	7,852,895
CF Hippolyta, Ser. 2021-1A, Cl. A1		1.53	3/15/2061	6,480,000	[b]	6,530,408
CGDB Commercial Mortgage Trust, Ser. 2019-MOB, Cl. A, 1 Month LIBOR +.95%		1.02	11/15/2036	5,750,000	[b,d]	5,758,502
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. A, 1 Month LIBOR +1.12%		1.19	6/15/2034	8,934,784	[b,d]	8,949,902
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. B, 1 Month LIBOR +1.50%		1.57	6/15/2034	3,375,363	[b,d]	3,371,155
Cheniere Corpus Christi Holdings, Sr. Scd. Notes		3.70	11/15/2029	2,765,000		3,022,912
Cheniere Energy, Sr. Scd. Notes		4.63	10/15/2028	4,225,000	[b]	4,462,656
Cheniere Energy Partners, Gtd. Notes		4.00	3/1/2031	5,935,000	[b]	6,209,494
Cigna, Gtd. Notes		4.38	10/15/2028	8,825,000		10,271,531
CIT Group, Sub. Notes		6.13	3/9/2028	6,025,000		7,372,883
Citigroup, Jr. Sub. Bonds		5.90	2/15/2023	3,622,000	[c]	3,832,004
Citigroup, Jr. Sub. Bonds, Ser. D		5.35	5/15/2023	6,725,000		6,994,112
Citigroup, Jr. Sub. Bonds, Ser. M		6.30	5/15/2024	4,520,000		4,873,464
Citigroup Commercial Mortgage Trust, Ser. 2014-GC25, Cl. B		4.35	10/10/2047	3,925,000		4,240,866
Citizens Bank, Sr. Unscd. Notes		2.25	4/28/2025	14,075,000		14,714,937
CNX Resources, Gtd. Notes		6.00	1/15/2029	1,065,000	[b]	1,152,985
Comcast, Gtd. Notes	EUR	0.75	2/20/2032	5,050,000		6,020,714
Comcast, Gtd. Notes		2.65	2/1/2030	5,575,000		5,873,792

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.7% (continued)
United States - 44.1% (continued)
Commercial Mortgage Trust, Ser. 2014-CR16, Cl. A3		3.78	4/10/2047	8,988,661		9,534,933
ConocoPhillips, Gtd. Notes		3.75	10/1/2027	3,750,000	[b]	4,218,238
Consumer Loan Underlying Bond CLUB Credit Trust, Ser. 2019-P2, Cl. A		2.47	10/15/2026	328,661	[b]	329,260
Continental Resources, Gtd. Notes		5.75	1/15/2031	3,670,000	[b]	4,399,412
Crown Americas, Gtd. Notes		4.75	2/1/2026	4,325,000		4,493,697
Crown Castle International, Sr. Unscd. Notes		3.15	7/15/2023	3,150,000		3,308,670
CVS Health, Sr. Unscd. Notes		1.88	2/28/2031	9,000,000		8,737,428
CVS Health, Sr. Unscd. Notes		4.30	3/25/2028	1,436,000		1,651,013
CyrusOne, Gtd. Notes	EUR	1.45	1/22/2027	2,575,000	[c]	3,115,930
CyrusOne, Gtd. Notes		2.90	11/15/2024	1,280,000		1,353,318
CyrusOne, Gtd. Notes		3.45	11/15/2029	3,400,000		3,619,640
Danaher, Sr. Unscd. Notes	EUR	2.50	3/30/2030	2,025,000		2,790,119
DataBank Issuer, Ser. 2021-1A, Cl. A2		2.06	2/27/2051	6,055,000	[b]	6,145,824
DaVita, Gtd. Notes		3.75	2/15/2031	7,640,000	[b]	7,343,950
Dell Equipment Finance Trust, Ser. 2018-2, Cl. C		3.72	10/22/2023	4,200,000	[b]	4,230,798
Dell International, Sr. Scd. Notes		6.02	6/15/2026	4,650,000		5,584,972
Diamondback Energy, Gtd. Notes		2.88	12/1/2024	7,000,000		7,398,289
Diamondback Energy, Gtd. Notes		3.13	3/24/2031	8,130,000		8,434,346
Digital Euro Finco, Gtd. Bonds	EUR	2.63	4/15/2024	5,814,000		7,380,905
Dollar Tree, Sr. Unscd. Notes		4.20	5/15/2028	2,050,000		2,339,952
Domino's Pizza Master Issuer, Ser. 2021-1A, Cl. A2I		2.66	4/25/2051	5,625,000	[b]	5,843,602
DT Auto Owner Trust, Ser. 2020-1A, Cl. B		2.16	5/15/2024	6,215,000	[b]	6,279,496
Duke Energy, Sr. Unscd. Notes		0.90	9/15/2025	300,000		296,737
Duke Energy, Sr. Unscd. Notes		2.65	9/1/2026	2,800,000		2,957,895
Edison International, Sr. Unscd. Notes		4.13	3/15/2028	2,745,000		2,923,795
Elanco Animal Health, Sr. Unscd. Notes		5.90	8/28/2028	4,325,000		5,076,425
Energy Transfer, Jr. Sub. Bonds, Ser. A		6.25	2/15/2023	3,080,000	[c]	2,725,800
Energy Transfer, Jr. Sub. Bonds, Ser. F		6.75	5/15/2025	2,275,000		2,298,319
Energy Transfer, Sr. Unscd. Notes		4.00	10/1/2027	2,775,000		3,054,890
Enterprise Products Operating, Gtd. Notes		2.80	1/31/2030	6,325,000	[c]	6,687,274
EQT, Sr. Unscd. Notes		3.00	10/1/2022	9,165,000	[c]	9,371,212
Equinix, Sr. Unscd. Notes		1.00	9/15/2025	10,360,000		10,296,961

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.7% (continued)
United States - 44.1% (continued)
Exeter Automobile Receivables Trust, Ser. 2019-3A, Cl. B	2.58	8/15/2023	1,355,800	[b]	1,357,812
Exeter Automobile Receivables Trust, Ser. 2021-2A, Cl. C	0.98	6/15/2026	6,160,000		6,177,614
Exxon Mobil, Sr. Unscd. Notes	4.23	3/19/2040	2,435,000		2,910,509
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Ser. 2021-MN1, Cl. M1, 1 Month SOFR +2.00%	2.02	1/25/2051	2,194,148	[b,d,e]	2,213,018
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KC02, Cl. A2	3.37	7/25/2025	6,365,000	[e]	6,765,743
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KL3W, Cl. AFLW, 1 Month LIBOR +.45%	0.56	8/25/2025	4,000,000	[d,e]	4,024,345
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2017-4, Cl. M45T	4.50	6/25/2057	3,556,685	[e]	3,954,460
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2018-4, Cl. M55D	4.00	3/25/2058	5,106,939	[e]	5,573,670
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2019-3, Cl. M55D	4.00	10/25/2058	3,708,510	[e]	4,072,721
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2020-3, Cl. TTU	2.50	5/25/2060	3,672,248	[e]	3,821,519
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2018-2, Cl. A1	3.50	11/25/2028	7,140,001	[e]	7,551,282
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-1, Cl. A2	3.50	5/25/2029	5,000,000	[e]	5,524,080
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-2, Cl. A1C	2.75	9/25/2029	6,517,665	[e]	6,862,346
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-3, Cl. A2C	2.75	11/25/2029	6,425,000	[e]	6,824,327
Federal National Mortgage Association Grantor Trust, Ser. 2017-T1, Cl. A	2.90	6/25/2027	7,669,806	[e]	8,353,690

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.7% (continued)
United States - 44.1% (continued)
Fidelity National Information Services, Sr. Unscd. Notes	EUR	1.50	5/21/2027	4,280,000		5,390,539
First Republic Bank, Sr. Unscd. Notes		1.91	2/12/2024	2,725,000		2,785,655
GB Trust, Ser. 2020-FLIX, Cl. A, 1 Month LIBOR +1.12%		1.19	8/15/2037	9,800,000	[b,d]	9,823,589
General Electric, Jr. Sub. Debs., Ser. D, 3 Month LIBOR +3.33%		3.45	9/15/2021	8,550,000	[d]	8,389,687
GLP Capital, Gtd. Notes		5.38	4/15/2026	6,780,000		7,821,001
Government National Mortgage Association, Ser. 2013-H26, Cl. HA		3.50	9/20/2063	284,074		287,430
HCA, Gtd. Notes		3.50	9/1/2030	5,160,000		5,500,534
HCA, Gtd. Notes		5.88	2/1/2029	1,625,000		1,967,054
Healthcare Trust of America Holdings, Gtd. Notes		3.10	2/15/2030	3,485,000		3,706,028
Healthcare Trust of America Holdings, Gtd. Notes		3.50	8/1/2026	3,055,000		3,360,076
Hertz Vehicle Financing III, Ser. 2021-2A, CI. A		1.68	12/27/2027	15,400,000	[b]	15,452,714
HPLY Trust, Ser. 2019-HIT, Cl. A, 1 Month LIBOR +1.00%		1.07	11/15/2036	6,984,195	[b,d]	6,996,705
Icahn Enterprises, Gtd. Notes		5.25	5/15/2027	4,200,000		4,342,380
Invitation Homes Trust, Ser. 2018-SFR3, Cl. A, 1 Month LIBOR +1.00%		1.08	7/17/2037	6,333,078	[b,d]	6,353,214
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2013-C16, Cl. A3		3.88	12/15/2046	3,987,312		4,182,339
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. FF		5.00	8/1/2024	13,688,000		14,476,087
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. Q		5.15	5/1/2023	4,342,000		4,488,542
KeyCorp, Sr. Unscd. Notes		2.25	4/6/2027	8,320,000		8,625,544
KeyCorp Student Loan Trust, Ser. 1999-B, Cl. CTFS, 3 Month LIBOR +.90%		1.05	11/25/2036	123	[d]	123
Kinder Morgan, Gtd. Notes		4.30	6/1/2025	1,950,000		2,172,027
Kraft Heinz Foods, Gtd. Notes		3.88	5/15/2027	1,830,000		2,012,099
Kraft Heinz Foods, Gtd. Notes		4.25	3/1/2031	1,530,000		1,739,739
Kraft Heinz Foods, Gtd. Notes		4.88	10/1/2049	1,445,000		1,757,968
Lamar Media, Gtd. Notes		3.75	2/15/2028	6,390,000		6,511,218
Lennar, Gtd. Notes		4.75	11/29/2027	5,275,000		6,103,797
Lennar, Gtd. Notes		5.25	6/1/2026	1,625,000		1,890,509
Level 3 Financing, Gtd. Notes		3.75	7/15/2029	1,090,000	[b]	1,061,388
Level 3 Financing, Gtd. Notes		4.25	7/1/2028	6,810,000	[b]	6,919,573

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.7% (continued)
United States - 44.1% (continued)
Life 2021-BMR Mortgage Trust, Ser. 2021-BMR Cl. A, 1 Month LIBOR +.70%		0.77	3/15/2038	4,350,000	[b,d]	4,361,639
Lumen Technologies, Sr. Scd. Notes		4.00	2/15/2027	900,000	[b]	919,125
Lumen Technologies, Sr. Unscd. Notes		5.38	6/15/2029	6,950,000	[b]	7,062,937
Marriott International, Sr. Unscd. Notes, Ser. EE		5.75	5/1/2025	4,375,000		5,052,759
Marsh & McLennan, Sr. Unscd. Bonds	EUR	1.98	3/21/2030	2,145,000		2,836,366
Mastercard, Sr. Unscd. Notes		3.30	3/26/2027	1,775,000		1,964,652
Mastercard, Sr. Unscd. Notes		3.35	3/26/2030	5,665,000		6,378,966
Metropolitan Life Global Funding I, Sr. Scd. Notes		3.00	9/19/2027	5,475,000	[b]	5,907,874
MGM Growth Properties Operating Partnership, Gtd. Notes		3.88	2/15/2029	6,612,000	[b]	6,732,239
MGM Growth Properties Operating Partnership, Gtd. Notes		5.75	2/1/2027	3,070,000		3,420,548
Molina Healthcare, Sr. Unscd. Notes		4.38	6/15/2028	3,400,000	[b]	3,551,300
Morgan Stanley, Sr. Unscd. Notes		4.00	7/23/2025	3,450,000		3,840,229
Morgan Stanley Capital I Trust, Ser. 2019-H7, Cl. A3		3.01	7/15/2052	6,825,000		7,134,142
Morgan Stanley Capital I Trust, Ser. 2019-L2, Cl. A3		3.81	3/15/2052	9,750,000		10,824,288
NRG Energy, Gtd. Notes		3.63	2/15/2031	7,360,000	[b]	7,241,872
Occidental Petroleum, Sr. Unscd. Notes		3.00	2/15/2027	3,480,000		3,458,824
Occidental Petroleum, Sr. Unscd. Notes		8.88	7/15/2030	2,380,000		3,186,094
OneMain Financial Issuance Trust, Ser. 2020-2A, Cl. A		1.75	9/14/2035	7,975,000	[b]	8,127,914
PayPal Holdings, Sr. Unscd. Notes		2.40	10/1/2024	6,410,000		6,755,393
Pfizer, Sr. Unscd. Notes		3.45	3/15/2029	1,400,000		1,576,385
Pioneer Natural Resources, Sr. Unscd. Notes		1.90	8/15/2030	3,150,000		3,037,685
Plains All American Pipeline, Sr. Unscd. Notes		3.55	12/15/2029	7,015,000		7,394,192
Pricoa Global Funding I, Scd. Notes		2.40	9/23/2024	2,775,000	[b]	2,926,711
Prologis, Sr. Unscd. Notes		2.13	4/15/2027	1,400,000		1,460,545
Prologis, Sr. Unscd. Notes		2.25	4/15/2030	4,535,000		4,637,006
Quicken Loans, Gtd. Notes		3.63	3/1/2029	5,900,000	[b]	5,838,079
Raytheon Technologies, Sr. Unscd. Bonds	EUR	2.15	5/18/2030	2,775,000		3,684,525
Raytheon Technologies, Sr. Unscd. Notes		4.13	11/16/2028	3,925,000		4,519,042
Republic Services, Sr. Unscd. Notes		2.50	8/15/2024	3,400,000		3,570,522

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.7% (continued)
United States - 44.1% (continued)
Santander Retail Auto Lease Trust, Ser. 2019-B, Cl. C	2.77	8/21/2023	3,600,000	[b]	3,675,765
SBA Tower Trust, Notes	1.88	1/15/2026	6,860,000	[b]	6,955,189
SBA Tower Trust, Notes	2.84	1/15/2025	8,030,000	[b]	8,433,694
SCF Equipment Leasing, Ser. 2019-1A, Cl. A2	3.23	10/20/2024	863,117	[b]	865,029
Sinclair Television Group, Sr. Scd. Notes	4.13	12/1/2030	3,835,000	[b]	3,772,681
SLM, Sr. Unscd. Notes	4.20	10/29/2025	1,900,000		2,048,200
Southern California Edison, First Mortgage Bonds	2.85	8/1/2029	8,100,000		8,420,352
Southern Copper, Sr. Unscd. Notes	5.88	4/23/2045	2,510,000	[c]	3,517,138
Spirit Realty, Gtd. Notes	3.20	2/15/2031	4,505,000		4,705,375
Spirit Realty, Gtd. Notes	4.00	7/15/2029	2,645,000		2,940,224
SpringCastle America Funding, Ser. 2020-AA, Cl. A	1.97	9/25/2037	5,963,364	[b]	6,032,825
Steel Dynamics, Sr. Unscd. Notes	2.40	6/15/2025	1,540,000		1,612,104
Steel Dynamics, Sr. Unscd. Notes	3.25	1/15/2031	1,925,000		2,067,953
Steel Dynamics, Sr. Unscd. Notes	3.45	4/15/2030	2,550,000		2,781,024
Taylor Morrison Communities, Sr. Unscd. Notes	5.13	8/1/2030	2,135,000	[b]	2,319,816
Tesla Auto Lease Trust, Ser. 2019-A, Cl. B	2.41	12/20/2022	13,400,000	[b]	13,689,829
Tesla Auto Lease Trust, Ser. 2020-A, Cl. B	1.18	1/22/2024	2,400,000	[b]	2,423,868
Tesla Auto Lease Trust, Ser. 2021-A, CI. C	1.18	3/20/2025	5,775,000	[b]	5,784,955
The Boeing Company, Sr. Unscd. Notes	5.15	5/1/2030	8,790,000		10,417,069
The Estee Lauder Companies, Sr. Unscd. Notes	2.00	12/1/2024	425,000		444,432
The Estee Lauder Companies, Sr. Unscd. Notes	2.38	12/1/2029	3,025,000		3,170,280
The Goldman Sachs Group, Jr. Sub. Notes, Ser. T	3.80	5/10/2026	5,405,000	[c]	5,514,721
The Goldman Sachs Group, Sr. Unscd. Notes	3.69	6/5/2028	9,200,000		10,164,497
The Southern Company, Sr. Unscd. Notes	3.25	7/1/2026	7,725,000		8,388,672
The Walt Disney Company, Gtd. Notes	3.70	10/15/2025	2,600,000		2,877,620
T-Mobile USA, Gtd. Notes	4.75	2/1/2028	4,175,000		4,477,687
T-Mobile USA, Sr. Scd. Notes	3.50	4/15/2025	6,275,000		6,818,164
T-Mobile USA, Sr. Scd. Notes	3.75	4/15/2027	4,000,000		4,429,540
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A	2.93	1/17/2036	8,193,124	[b]	8,383,690

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.7% (continued)
United States - 44.1% (continued)
Tricon American Homes Trust, Ser. 2019-SFR1, Cl. A	2.75	3/17/2038	7,514,995	[b]	7,849,337
TRP, Ser. 2021-1, Cl. A	2.07	6/19/2051	6,975,000	[b]	6,956,861
TRP - TRIP Rail Master Funding, Ser. 2021-2, Cl. A	2.15	6/19/2051	7,450,000	[b]	7,485,230
Truist Bank, Sub. Notes	3.63	9/16/2025	4,750,000		5,231,038
Truist Financial, Sr. Unscd. Notes	2.50	8/1/2024	5,000,000		5,273,147
U.S. Treasury Bonds	3.38	11/15/2048	72,775,000		92,947,320
U.S. Treasury Notes	1.50	2/15/2030	34,445,000		34,790,795
United Rentals North America, Gtd. Notes	4.00	7/15/2030	5,175,000		5,340,600
UnitedHealth Group, Sr. Unscd. Notes	2.88	8/15/2029	2,155,000		2,326,832
VASA Trust, Ser. 2021-VASA, CI. B, 1 Month LIBOR +1.25%	1.32	7/15/2039	9,725,000	[b,d]	9,745,267
VB-S1 Issuer, Ser. 2020-1A, CI. C2	3.03	6/15/2050	3,645,000	[b]	3,813,860
Verizon Communications, Sr. Unscd. Notes	2.55	3/21/2031	1,285,000		1,314,412
Verizon Communications, Sr. Unscd. Notes	3.15	3/22/2030	3,400,000		3,674,157
Verizon Communications, Sr. Unscd. Notes	3.40	3/22/2041	2,765,000		2,928,513
Verizon Communications, Sr. Unscd. Notes	3.55	3/22/2051	11,930,000		12,763,322
Verizon Communications, Sr. Unscd. Notes	4.02	12/3/2029	4,160,000		4,773,452
VICI Properties, Gtd. Notes	3.50	2/15/2025	4,466,000	[b]	4,568,696
VICI Properties, Gtd. Notes	4.25	12/1/2026	2,550,000	[b]	2,655,749
Visa, Sr. Unscd. Notes	1.90	4/15/2027	7,075,000		7,309,792
Wells Fargo & Co., Sr. Unscd. Notes	3.00	4/22/2026	6,125,000		6,589,771
Wells Fargo Commercial Mortgage Trust, Ser. 2019-C51, Cl. A4	3.31	6/15/2052	8,200,000		9,026,790
Wells Fargo Commercial Mortgage Trust, Ser. 2021, Cl. A, 1 Month LIBOR +1.15%	1.22	2/15/2040	4,567,835	[b,d]	4,597,548
Western Midstream Operating, Sr. Unscd. Notes	4.35	2/1/2025	1,690,000		1,787,910
Western Midstream Operating, Sr. Unscd. Notes	4.50	3/1/2028	2,450,000		2,624,697
Western Midstream Operating, Sr. Unscd. Notes	4.65	7/1/2026	1,810,000		1,937,542
Western Midstream Operating, Sr. Unscd. Notes	5.30	2/1/2030	3,040,000	[c]	3,413,525
Yum! Brands, Sr. Unscd. Notes	4.63	1/31/2032	9,225,000		9,711,296
Federal National Mortgage Association:
2.50%			42,750,000	[e,f]	44,219,532

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.7% (continued)
United States - 44.1% (continued)
3.00%				28,370,000	[e,f]	29,574,063
Government National Mortgage Association II:
3.63%, 1/20/2063				44,703		45,337
					1,319,570,811
Uruguay - .1%
Uruguay, Sr. Unscd. Bonds		4.38	1/23/2031	1,850,000		2,157,119
Total Bonds and Notes (cost $2,809,668,293)				2,891,395,483
Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)	[a]
Options Purchased - .3%
Put Options - .3%
Australian Dollar, Contracts 39,140,000 Barclays Capital	AUD	0.73	8/6/2021	39,140,000		97,635
Euro, Contracts 24,570,000 Barclays Capital	EUR	1.18	8/16/2021	24,570,000		171,302
Swaption Payer USD 30 Year Fixed Rate, Receiver 3 Month, Contracts 59,275,000 Goldman Sachs		1.81	1/13/2026	59,275,000		7,746,985
Total Options Purchased (cost $7,808,864)				8,015,922
Description	Annualized Yield (%)
Short-Term Investments - 2.5%
U.S. Government Securities
U.S. Cash Management Bills (cost $74,139,827)		0.01	7/13/2021	74,140,000	[g]	74,139,073
	1-Day Yield (%)			Shares
Investment Companies - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $25,373,721)		0.05		25,373,721	[h]	25,373,721

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 1.9%
Registered Investment Companies - 1.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $58,466,282)	0.01	58,466,282	[h] 58,466,282
Total Investments (cost $2,975,456,987)		102.2%	3,057,390,481
Liabilities, Less Cash and Receivables		(2.2%)	(65,913,420)
Net Assets		100.0%	2,991,477,061

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

AUD—Australian Dollar

CAD—Canadian Dollar

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

SGD—Singapore Dollar

THB—Thai Baht

ZAR—South African Rand

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2021, these securities were valued at $858,033,017 or 28.68% of net assets.

c Security, or portion thereof, on loan. At June 30, 2021, the value of the fund’s securities on loan was $57,545,787 and the value of the collateral was $66,177,693, consisting of cash collateral of $58,466,282 and U.S. Government & Agency securities valued at $7,711,411.

d Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

e The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

f Purchased on a forward commitment basis.

g Security is a discount security. Income is recognized through the accretion of discount.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Foreign Governmental	30.5
Banks	8.2
U.S. Treasury Securities	6.7
Commercial Mortgage Pass-Through Certificates	6.3
Energy	5.3
Asset-Backed Certificates/Auto Receivables	5.2
Collateralized Loan Obligations Debt	4.1
Telecommunication Services	3.8
Health Care	3.5
Real Estate	3.3
Investment Companies	2.7
Asset-Backed Certificates	2.7
Diversified Financials	2.6
U.S. Government Agencies Mortgage-Backed	2.5
Utilities	2.2
U.S. Government Agencies Collateralized Mortgage Obligations	1.8
Supranational Bank	1.1
Insurance	.8
Media	.8
Retailing	.7
Commercial & Professional Services	.7
Metals & Mining	.6
Aerospace & Defense	.6
Consumer Discretionary	.6
Food Products	.5
Automobiles & Components	.5
Chemicals	.4
Internet Software & Services	.4
Forest Products & Paper	.4
U.S. Government Agencies Collateralized Municipal-Backed Securities	.4
Building Materials	.3
Industrial	.3
Materials	.3
Options Purchased	.3
Agriculture	.2
Advertising	.2
Technology Hardware & Equipment	.2
Information Technology	.2
Beverage Products	.1
Consumer Staples	.1
Environmental Control	.1
Asset-Backed Certificates/Student Loans	.0
102.2

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 12/31/20($)	Purchases($)†	Sales ($)	Value 6/30/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	53,690,253	1,019,943,774	(1,048,260,306)	25,373,721.8		29,252
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	25,276,054	366,648,960	(333,458,732)	58,466,282	1.9	42,551††
Total	78,966,307	1,386,592,734	(1,381,719,038)	83,840,003	2.7	71,803

†  Includes reinvested dividends/distributions.

††  Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF FUTURES

June 30, 2021 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bond	136	9/15/2021	14,328,031[a]	14,400,317	72,286
Euro-Bobl	2,178	9/8/2021	346,394,294[a]	346,450,894	56,600
Japanese 10 Year Bond	339	9/13/2021	462,233,691[a]	462,873,307	639,616
Long Gilt	667	9/28/2021	117,432,338[a]	118,192,887	760,549
Long Term French Government Future	184	9/8/2021	34,561,738[a]	34,699,029	137,291
U.S. Treasury 2 Year Notes	428	9/30/2021	94,441,666	94,297,094	(144,572)
U.S. Treasury Long Bond	49	9/21/2021	7,649,914	7,876,750	226,836
U.S. Treasury Ultra Long Bond	180	9/21/2021	34,151,945	34,683,750	531,805
Futures Short
Australian 3 Year Bond	4,964	9/15/2021	434,663,548[a]	433,652,263	1,011,285
Canadian 10 year Bond	33	9/21/2021	3,828,633[a]	3,873,959	(45,326)
Euro 30 Year Bond	61	9/8/2021	14,441,479[a]	14,700,502	(259,023)
Euro BTP Italian Government Bond	494	9/8/2021	88,228,592[a]	88,689,997	(461,405)
Euro-Bond	130	9/8/2021	26,507,096[a]	26,607,400	(100,304)
U.S. Treasury 10 Year Notes	472	9/21/2021	62,289,314	62,540,000	(250,686)
U.S. Treasury 5 Year Notes	1,660	9/30/2021	204,810,259	204,893,285	(83,026)
Ultra 10 Year U.S. Treasury Notes	2,165	9/21/2021	313,723,135	318,694,776	(4,971,641)
Gross Unrealized Appreciation				3,436,268
Gross Unrealized Depreciation				(6,315,983)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN

June 30, 2021 (Unaudited)

Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	Value ($)
Put Options:
Swaption Payer 3 Month, Receiver USD 10 Year Fixed Rate, Contracts 155,900,000, Goldman Sachs	1.91	1/13/2026	155,900,000	(8,200,579)
Total Options Written (premiums received $7,300,797)				(8,200,579)

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS June 30, 2021 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital
United States Dollar	14,015,459	South African Rand	203,210,000	9/15/2021	(76,041)
United States Dollar	15,512,217	Chilean Peso	11,446,465,000	9/15/2021	(41,736)
Hungarian Forint	4,382,650,000	United States Dollar	15,278,543	9/15/2021	(509,752)
United States Dollar	14,820,119	Hungarian Forint	4,382,650,000	9/15/2021	51,328
United States Dollar	13,170,556	South Korean Won	14,924,875,000	9/15/2021	(78,628)
Malaysian Ringgit	19,530,000	United States Dollar	4,726,410	9/15/2021	(36,912)
United States Dollar	14,477,469	Malaysian Ringgit	60,400,000	9/15/2021	(25,638)
United States Dollar	2,557,225	Thai Baht	79,600,000	9/15/2021	74,380
United States Dollar	18,332,166	Chinese Yuan Renminbi	117,775,000	9/15/2021	222,826
Citigroup
United States Dollar	35,879,009	South African Rand	492,175,122	9/15/2021	1,749,361
United States Dollar	679,173,530	Euro	568,903,528	7/30/2021	4,163,805
Goldman Sachs
Malaysian Ringgit	1,450,000	United States Dollar	348,432	9/15/2021	(261)
Mexican Peso	35,970,000	United States Dollar	1,798,662	9/15/2021	(11,617)
HSBC
Euro	9,936,210	United States Dollar	11,784,505	7/30/2021	4,907
United States Dollar	11,777,786	Euro	9,936,210	7/2/2021	(4,585)
South African Rand	205,150,000	United States Dollar	14,583,259	9/15/2021	(357,231)
Chilean Peso	11,380,800,000	United States Dollar	15,762,225	9/15/2021	(297,501)
United States Dollar	37,148,961	Mexican Peso	747,523,612	9/15/2021	10,836
United States Dollar	97,250,284	Chinese Yuan Renminbi	624,765,000	9/15/2021	1,185,058
Singapore Dollar	11,535,000	United States Dollar	8,694,486	9/15/2021	(116,460)
United States Dollar	16,494,585	Singapore Dollar	22,190,000	9/15/2021	(7,053)

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (Unaudited) (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
HSBC(continued)
United States Dollar	4,979,928	British Pound	3,578,507	7/30/2021	29,314
J.P. Morgan Securities
United States Dollar	10,000,554	South Korean Won	11,223,440,000	9/15/2021	37,226
United States Dollar	15,567,110	Chinese Yuan Renminbi	100,000,000	9/15/2021	190,892
United States Dollar	24,267,905	Thai Baht	755,290,000	9/15/2021	709,265
Merrill Lynch, Pierce, Fenner & Smith
Polish Zloty	56,625,000	United States Dollar	15,268,153	9/15/2021	(414,175)
United States Dollar	14,925,865	Polish Zloty	56,625,000	9/15/2021	71,886
United States Dollar	49,537,508	Australian Dollar	65,379,229	7/30/2021	498,510
United States Dollar	3,041,585	Euro	2,548,455	7/30/2021	17,818
United States Dollar	65,336,568	Canadian Dollar	80,390,120	7/30/2021	485,953
Morgan Stanley
South African Rand	21,590,000	United States Dollar	1,505,348	9/15/2021	(8,200)
United States Dollar	1,458,196	Euro	1,221,241	7/30/2021	9,181
Polish Zloty	54,030,000	United States Dollar	14,567,269	9/15/2021	(394,016)
United States Dollar	14,133,065	Polish Zloty	54,030,000	9/15/2021	(40,188)
United States Dollar	84,432,867	Japanese Yen	9,369,790,550	7/30/2021	71,033
United States Dollar	15,086,436	Mexican Peso	312,075,000	9/15/2021	(417,931)
Gross Unrealized Appreciation					9,583,579
Gross Unrealized Depreciation					(2,837,925)

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS

June 30, 2021 (Unaudited)

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Unrealized Appreciation (Depreciation) ($)
NOK - 6 Month Norwegian Interbank Offered Rate	NOK Fixed at 1.24	2/22/2026	34,975,925	221,523
NOK - 6 Month Norwegian Interbank Offered Rate	NOK Fixed at 1.25	2/23/2026	48,247,477	295,435
NOK - 6 Month Norwegian Interbank Offered Rate	NOK Fixed at 1.25	2/23/2026	58,481,790	338,136
NZD - 3 Month Bank Bill	NZD Fixed at 1.23	5/24/2026	37,256,700	177,005
NZD Fixed at 1.97	NZD - 3 Month Bank Bill	5/24/2031	20,459,730	213,636
NZD - 3 Month Bank Bill	NZD Fixed at 1.23	5/24/2026	37,256,700	173,363
NZD Fixed at 1.97	NZD - 3 Month Bank Bill	5/24/2031	20,459,730	218,420
NZD - 3 Month Bank Bill	NZD Fixed at 1.19	5/25/2026	41,048,775	261,788
NZD Fixed at 1.92	NZD - 3 Month Bank Bill	5/25/2031	22,298,100	142,390
NOK - 6 Month Norwegian Interbank Offered Rate	NOK Fixed at 1.45	6/17/2026	53,441,578	15,094
NOK - 6 Month Norwegian Interbank Offered rate	NOK Fixed at 1.43	6/18/2026	48,564,775	45,157
GBP Fixed at 0.73	GBP - 6 Month GBP LIBOR	2/26/1950	24,332,247	(2,248,119)
Gross Unrealized Appreciation				2,101,947
Gross Unrealized Depreciation				(2,248,119)

GBP—British Pound

NOK—Norwegian Krone

NZD—New Zealand Dollar

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS (Unaudited) (continued)

Centrally Cleared Credit Default Swaps

Reference Obligation	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized (Depreciation)($)
Purchased Contracts:[1]
Markit CDX Emerging Market Index Series 35 Paid Fixed Rate of 1.00 3 Month	6/20/2026	60,425,000	1,572,646	1,889,867	(317,221)
Markit CDX North America High Yield Index Series 36 Paid Fixed Rate of 5.00 3 Month	6/20/2026	26,740,000	(2,763,373)	(2,597,824)	(165,549)
Markit CDX North America High Yield Index Series 36 Paid Fixed Rate of 5.00 3 Month	6/20/2026	27,190,000	(2,809,878)	(2,761,532)	(48,346)
Markit CDX Emerging Market Index Series 35 Paid Fixed Rate of 1.00 3 Month	6/20/2026	30,155,000	784,827	877,350	(92,523)
Gross Unrealized Depreciation				(623,639)

1 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $57,545,787)—Note 1(c):
Unaffiliated issuers	2,891,616,984	2,973,550,478
Affiliated issuers	83,840,003	83,840,003
Cash denominated in foreign currency	11,985,580	12,000,422
Cash collateral held by broker—Note 4		28,751,212
Dividends, interest and securities lending income receivable		19,041,165
Receivable for shares of Beneficial Interest subscribed		11,791,894
Receivable for investment securities sold		11,783,351
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		9,583,579
Tax reclaim receivable—Note 1(b)		6,234
Prepaid expenses		120,101
		3,150,468,439
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,142,565
Cash overdraft due to Custodian		150,951
Payable for investment securities purchased		85,105,792
Liability for securities on loan—Note 1(c)		58,466,282
Outstanding options written, at value (premiums received $7,300,797)—Note 4		8,200,579
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		2,837,925
Payable for shares of Beneficial Interest redeemed		1,389,309
Payable for futures variation margin—Note 4		1,084,455
Payable for swap variation margin—Note 4		243,071
Trustees’ fees and expenses payable		44,780
Other accrued expenses		325,669
		158,991,378
Net Assets ($)		2,991,477,061
Composition of Net Assets ($):
Paid-in capital		2,853,585,316
Total distributable earnings (loss)		137,891,745
Net Assets ($)		2,991,477,061

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	116,472,507	38,541,276	2,579,029,745	257,433,533
Shares Outstanding	5,161,896	1,749,038	113,679,989	11,333,196
Net Asset Value Per Share ($)	22.56	22.04	22.69	22.71

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2021 (Unaudited)

Investment Income ($):
Income:
Interest (net of $29,448 foreign taxes withheld at source)	29,357,726
Dividends from affiliated issuers	29,252
Income from securities lending—Note 1(c)	42,551
Total Income	29,429,529
Expenses:
Investment advisory fee—Note 3(a)	5,868,221
Shareholder servicing costs—Note 3(c)	971,803
Custodian fees—Note 3(c)	170,951
Distribution fees—Note 3(b)	156,087
Trustees’ fees and expenses—Note 3(d)	111,399
Administration fee—Note 3(a)	104,140
Prospectus and shareholders’ reports	100,745
Professional fees	67,218
Registration fees	62,163
Loan commitment fees—Note 2	42,221
Chief Compliance Officer fees—Note 3(c)	7,862
Miscellaneous	55,724
Total Expenses	7,718,534
Investment Income—Net	21,710,995
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	31,132,558
Net realized gain (loss) on options transactions	2,462,480
Net realized gain (loss) on futures	12,234,542
Net realized gain (loss) on swap agreements	(2,039,043)
Net realized gain (loss) on forward foreign currency exchange contracts	15,822,590
Net Realized Gain (Loss)	59,613,127
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(114,913,438)
Net change in unrealized appreciation (depreciation) on options transactions	(843,283)
Net change in unrealized appreciation (depreciation) on futures	(4,944,875)
Net change in unrealized appreciation (depreciation) on swap agreements	(2,995,217)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	11,343,590
Net Change in Unrealized Appreciation (Depreciation)	(112,353,223)
Net Realized and Unrealized Gain (Loss) on Investments	(52,740,096)
Net (Decrease) in Net Assets Resulting from Operations	(31,029,101)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations ($):
Investment income—net	21,710,995	52,849,521
Net realized gain (loss) on investments	59,613,127	52,009,428
Net change in unrealized appreciation (depreciation) on investments	(112,353,223)	114,091,027
Net Increase (Decrease) in Net Assets Resulting from Operations	(31,029,101)	218,949,976
Distributions ($):
Distributions to shareholders:
Class A	(1,222,498)	(2,620,941)
Class C	(444,740)	(904,693)
Class I	(28,129,262)	(62,108,568)
Class Y	(2,825,931)	(6,375,541)
Total Distributions	(32,622,431)	(72,009,743)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	18,424,541	76,103,343
Class C	815,456	3,706,226
Class I	421,311,073	818,802,204
Class Y	36,875,639	84,464,680
Distributions reinvested:
Class A	1,149,100	2,430,740
Class C	385,744	783,675
Class I	23,992,514	52,978,720
Class Y	2,762,824	5,772,701
Cost of shares redeemed:
Class A	(19,065,886)	(58,361,788)
Class C	(9,376,248)	(15,019,318)
Class I	(377,175,892)	(1,211,993,298)
Class Y	(23,480,085)	(146,402,848)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	76,618,780	(386,734,963)
Total Increase (Decrease) in Net Assets	12,967,248	(239,794,730)
Net Assets ($):
Beginning of Period	2,978,509,813	3,218,304,543
End of Period	2,991,477,061	2,978,509,813

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	812,082	3,316,077
Shares issued for distributions reinvested	51,460	105,765
Shares redeemed	(842,019)	(2,601,246)
Net Increase (Decrease) in Shares Outstanding	21,523	820,596
Class Ca
Shares sold	36,687	166,387
Shares issued for distributions reinvested	17,654	34,660
Shares redeemed	(421,821)	(677,934)
Net Increase (Decrease) in Shares Outstanding	(367,480)	(476,887)
Class Ib
Shares sold	18,499,703	36,144,246
Shares issued for distributions reinvested	1,069,185	2,301,974
Shares redeemed	(16,578,678)	(54,256,977)
Net Increase (Decrease) in Shares Outstanding	2,990,210	(15,810,757)
Class Yb
Shares sold	1,618,132	3,717,049
Shares issued for distributions reinvested	123,011	251,029
Shares redeemed	(1,030,665)	(6,397,666)
Net Increase (Decrease) in Shares Outstanding	710,478	(2,429,588)

[a]

During the period ended June 30, 2021, 219 Class C shares representing $4,932 were automatically converted to 215 Class A shares and during the period ended December 31, 2020, 209 Class C shares representing $4,724 were automatically converted to 205 Class A shares.

[b]

During the period ended December 31, 2020, 5,376 Class A shares representing $117,794 were exchanged for 5,354 Class I shares, 363,622 Class I shares representing $8,327,955 were exchanged for 363,304 Class Y shares and 4,990 Class Y shares representing $117,371 were exchanged for 5,020 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class A Shares	June 30, 2021	Year Ended December 31,
(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	23.07	21.90	20.35	21.35	21.03	21.03
Investment Operations:
Investment income—net[a]	.13	.32	.35	.53	.38	.26
Net realized and unrealized gain (loss) on investments	(.40)	1.38	1.29	(.77)	.47	.18
Total from Investment Operations	(.27)	1.70	1.64	(.24)	.85	.44
Distributions:
Dividends from investment income—net	-	(.53)	(.09)	(.76)	(.42)	(.32)
Dividends from net realized gain on investments	(.24)	-	-	-	(.11)	(.12)
Total Distributions	(.24)	(.53)	(.09)	(.76)	(.53)	(.44)
Net asset value, end of period	22.56	23.07	21.90	20.35	21.35	21.03
Total Return (%)[b]	(1.17)[c]	7.77	8.06	(1.13)	4.04	2.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83[d]	.78	.78	.82	.84	.81
Ratio of net investment income to average net assets	1.18[d]	1.45	1.62	2.50	1.87	1.20
Portfolio Turnover Rate	56.90[c,e]	107.96[e]	157.34[e]	99.05	95.96	125.98
Net Assets, end of period ($ x 1,000)	116,473	118,603	94,609	139,986	175,020	326,654

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended June 30, 2021, December 31, 2020 and 2019 were 45.24%, 99.30% and 131.43%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class C Shares	June 30, 2021	Year Ended December 31,
(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	22.62	21.56	20.14	21.22	20.94	20.95
Investment Operations:
Investment income—net[a]	.05	.17	.18	.38	.24	.10
Net realized and unrealized gain (loss) on investments	(.39)	1.32	1.29	(.78)	.45	.18
Total from Investment Operations	(.34)	1.49	1.47	(.40)	.69	.28
Distributions:
Dividends from investment income—net	-	(.43)	(.05)	(.68)	(.30)	(.17)
Dividends from net realized gain on investments	(.24)	-	-	-	(.11)	(.12)
Total Distributions	(.24)	(.43)	(.05)	(.68)	(.41)	(.29)
Net asset value, end of period	22.04	22.62	21.56	20.14	21.22	20.94
Total Return (%)[b]	(1.50)[c]	6.93	7.25	(1.82)	3.29	1.37
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.54[d]	1.55	1.53	1.54	1.56	1.55
Ratio of net investment income to average net assets	.47[d]	.76	.85	1.80	1.15	.47
Portfolio Turnover Rate	56.90[c,e]	107.96[e]	157.34[e]	99.05	95.96	125.98
Net Assets, end of period ($ x 1,000)	38,541	47,875	55,903	65,001	78,980	98,626

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended June 30, 2021, December 31, 2020 and 2019 were 45.24%, 99.30% and 131.43%, respectively.

See notes to financial statements.

Six Months Ended
Class I Shares	June 30, 2021	Year Ended December 31,
(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	23.18	21.98	20.38	21.38	21.06	21.06
Investment Operations:
Investment income—net[a]	.17	.40	.40	.60	.47	.32
Net realized and unrealized gain (loss) on investments	(.40)	1.37	1.31	(.78)	.44	.18
Total from Investment Operations	(.23)	1.77	1.71	(.18)	.91	.50
Distributions:
Dividends from investment income—net	(.02)	(.57)	(.11)	(.82)	(.48)	(.38)
Dividends from net realized gain on investments	(.24)	-	-	-	(.11)	(.12)
Total Distributions	(.26)	(.57)	(.11)	(.82)	(.59)	(.50)
Net asset value, end of period	22.69	23.18	21.98	20.38	21.38	21.06
Total Return (%)	(1.01)[b]	8.07	8.33	(.79)	4.35	2.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50[c]	.52	.51	.52	.53	.52
Ratio of net investment income to average net assets	1.50[c]	1.77	1.88	2.82	2.18	1.50
Portfolio Turnover Rate	56.90[b,d]	107.96[d]	157.34[d]	99.05	95.96	125.98
Net Assets, end of period ($ x 1,000)	2,579,030	2,565,548	2,780,618	2,669,871	2,689,270	2,182,666

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended June 30, 2021, December 31, 2020 and 2019 were 45.24%, 99.30% and 131.43%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class Y Shares	June 30, 2021	Year Ended December 31,
(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	23.20	22.00	20.39	21.39	21.06	21.06
Investment Operations:
Investment income—net[a]	.18	.43	.42	.61	.48	.33
Net realized and unrealized gain (loss) on investments	(.41)	1.35	1.30	(.78)	.45	.18
Total from Investment Operations	(.23)	1.78	1.72	(.17)	.93	.51
Distributions:
Dividends from investment income—net	(.02)	(.58)	(.11)	(.83)	(.49)	(.39)
Dividends from net realized gain on investments	(.24)	-	-	-	(.11)	(.12)
Total Distributions	(26)	(.58)	(.11)	(.83)	(.60)	(.51)
Net asset value, end of period	22.71	23.20	22.00	20.39	21.39	21.06
Total Return (%)	(.95)[b]	8.13	8.39	(.75)	4.43	2.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.45[c]	.45	.45	.45	.48	.46
Ratio of net investment income to average net assets	1.55[c]	1.87	1.94	2.87	2.23	1.55
Portfolio Turnover Rate	56.90[b,d]	107.96[d]	157.34[d]	99.05	95.96	125.98
Net Assets, end of period ($ x 1,000)	257,434	246,484	287,175	259,212	248,986	120,581

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended June 30, 2021, December 31, 2020 and 2019 were 45.24%, 99.30% and 131.43%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Fixed Income Fund (the “fund”) is a separate non-diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek to maximize total return while realizing a market level of income, consistent with preserving principal and liquidity. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

On February 10, 2021, BNY Mellon Investment Management announced its intention to realign several of its investment firms. As a result of this realignment, which is scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”), portfolio managers responsible for managing the fund’s investments as employees of the Sub-Adviser will become employees of Insight North America LLC (“INA”), which, like the Sub-Adviser, will be an affiliate of the Adviser, and will no longer be employees of the Sub-Adviser. Consequently, as of the Effective Date and subject to the approval of the Trust’s Board of Trustees (the “Board”), the Adviser will engage INA to serve as the fund’s sub-adviser, pursuant to a sub-investment advisory agreement between the Adviser and INA, replacing the Sub-Adviser. As the fund’s sub-adviser, INA will provide the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. It is currently anticipated that the fund’s portfolio managers who are responsible for the day-to-day management of the fund’s investments will continue to manage the fund’s investments as of the Effective Date. It is also currently anticipated that there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increase in the management fee payable by the fund as a result of the engagement of INA as the fund’s sub-adviser. As is the case under the sub-investment advisory agreement between the Adviser and Sub-Adviser, the Adviser (and not the fund) will pay INA for its sub-advisory services. The rate of sub-investment advisory fee payable by the Adviser to INA will be the same as that currently payable by the Adviser to the Sub-Adviser pursuant to the respective sub-investment advisory agreements. In addition, all other material terms and conditions of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the proposed sub-investment advisory agreement between the Adviser and INA will be substantially similar to those of the sub-investment advisory agreement between the Adviser and Sub-Adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by a Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swaps are valued by a Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Asset-Backed Securities	-	235,443,927	-	235,443,927
Collateralized Loan Obligations	-	122,956,561	-	122,956,561
Commercial Mortgage-Backed	-	189,107,839	-	189,107,839
Corporate Bonds	-	1,162,741,302	-	1,162,741,302
Foreign Governmental	-	913,740,176	-	913,740,176
Investment Companies	83,840,003	-	-	83,840,003
U.S. Government Agencies Collateralized Mortgage Obligations	-	55,038,543	-	55,038,543

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments In Securities:†(continued)
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	10,790,088	-	10,790,088
U.S. Government Agencies Mortgage-Backed	-	73,838,932	-	73,838,932
U.S. Treasury Securities	-	201,877,188	-	201,877,188
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	9,583,579	-	9,583,579
Futures††	3,436,268	-	-	3,436,268
Options Purchased	-	8,015,922	-	8,015,922
Swap Agreements††	-	2,101,947	-	2,101,947
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(2,837,925)	-	(2,837,925)
Futures††	(6,315,983)	-	-	(6,315,983)
Options Written	-	(8,200,579)	-	(8,200,579)
Swap Agreements††	-	(2,871,758)	-	(2,871,758)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of June 30, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2021, The Bank of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

New York Mellon earned $5,801 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry or country.

The fund invests in collateralized loan obligations (“CLOs”). CLOs and other structured credit investments are generally backed by an asset or a pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield. The fund and other investors in CLOs and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The fund may invest in any tranche, including the equity tranche. The riskiest portion is the “equity” tranche, which is subordinate to the other tranches in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

CLOs and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the class of CLOs held by the fund is subordinate to other senior classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLOs may cause payments on the instruments the fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the fund may target. In addition, CLOs and other structured credit investments may be subject to prepayment risk.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2020 was as follows: ordinary income $72,009,743. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2021, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $104,140 during the period ended June 30, 2021.

During the period ended June 30, 2021, the Distributor retained $1,346 from commissions earned on sales of the fund’s Class A shares and $128 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended June 30, 2021, Class C shares were charged $156,087 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2021, Class A and Class C shares were charged $144,543 and $52,029, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2021, the fund was charged $16,468 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2021, the fund was charged $170,951 pursuant to the custody agreement.

During the period ended June 30, 2021, the fund was charged $7,862 for services performed by the Chief Compliance Officer and his staff. These

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $977,732, administration fees of $16,062, Distribution Plan fees of $23,941, Shareholder Services Plan fees of $31,838, custodian fees of $78,000, Chief Compliance Officer fees of $7,862 and transfer agency fees of $7,130.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, options transactions, forward contracts, and swap agreements, during the period ended June 30, 2021, amounted to $1,778,586,547 and $1,621,733,580, respectively, of which $331,812,355 in purchases and $332,255,178 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended June 30, 2021 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at June 30, 2021 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates and foreign currencies, or as a substitute for an investment. The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Swaptions purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the fund holdings. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. Options written open at June 30, 2021 are set forth in Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of

Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at June 30, 2021 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swap against default. Interest rate swaps open at June 30, 2021 are set forth in the Statement of Swap Agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Statement of Swap Agreements, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at June 30, 2021 are set forth in the Statement of Swap Agreements.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of June 30, 2021 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	13,285,200	[1,2,3]	Interest rate risk	(16,764,681)	[1,2,4]
Foreign exchange risk	9,852,516	[3,5]	Foreign exchange risk	(2,837,925)	[5]
Credit risk	-		Credit risk	(623,639)	[2]
Gross fair value of derivative contracts	23,137,716			(20,226,245)

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]

Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Swap
Agreements. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

[3]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[4]			Outstanding options written, at value.
[5]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The effect of derivative instruments in the Statement of Operations during the period ended June 30, 2021 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	12,234,542		2,462,480		-		(3,522,410)		11,174,612
Foreign exchange	-		-		15,822,590		-		15,822,590
Credit	-		-		-		1,483,367		1,483,367
Total	12,234,542		2,462,480		15,822,590		(2,039,043)		28,480,569

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	(4,944,875)		(602,479)		-		(2,371,578)		(7,918,932)
Foreign exchange	-		(240,804)		11,343,590		-		11,102,786
Credit	-		-		-		(623,639)		(623,639)
Total	(4,944,875)		(843,283)		11,343,590		(2,995,217)		2,560,215

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net change in unrealized appreciation (depreciation) on futures.
[6]	Net change in unrealized appreciation (depreciation) on options transactions.
[7]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net change in unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At June 30, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	3,436,268	(6,315,983)
Options	8,015,922	(8,200,579)
Forward contracts	9,583,579	(2,837,925)
Swaps	2,101,947	(2,871,758)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	23,137,716	(20,226,245)
Derivatives not subject to
Master Agreements	(5,538,215)	9,187,741
Total gross amount of assets
and liabilities subject to
Master Agreements	17,599,501	(11,038,504)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of June 30, 2021:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Capital	617,471		(617,471)	-		-
Citigroup	5,913,166		-	(5,913,166)		-
Goldman Sachs	7,746,985		(7,746,985)	-		-
HSBC	1,230,115		(782,830)	(447,285)		-
J.P. Morgan Securities	937,383		-	(937,383)		-
Merrill Lynch, Pierce, Fenner & Smith	1,074,167		(414,175)	(145,000)		514,992
Morgan Stanley	80,214		(80,214)	-		-
Total	17,599,501		(9,641,675)	(7,442,834)		514,992

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Capital	(768,707)		617,471	151,236		-
Goldman Sachs	(8,212,457)		7,746,985	465,472		-
HSBC	(782,830)		782,830	-		-
Merrill Lynch, Pierce, Fenner & Smith	(414,175)		414,175	-		-
Morgan Stanley	(860,335)		80,214	-		(780,121)
Total	(11,038,504)		9,641,675	616,708		(780,121)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2021:

Average Market Value ($)
Interest rate futures	1,666,992,315
Interest rate options contracts	19,168,194
Foreign currency options contracts	295,230
Forward contracts	1,580,293,464

The following summarizes the average notional value of swap agreements outstanding during the period ended June 30, 2021:

Average Notional Value ($)
Interest rate swap agreements	204,242,469
Credit default swap agreements	57,001,824

At June 30, 2021, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $84,129,840, consisting of $120,336,101 gross unrealized appreciation and $36,206,261 gross unrealized depreciation.

At June 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB–INVESTMENT ADVISORY AGREEMENTS AND RENEWAL OF THE ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 24-25, 2021 (the “15(c) Meeting”), the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (together, the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Trustees”), were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the 15(c) Meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of five global income funds, one multi-sector income fund and three international income funds (all institutional and fully hedged funds) selected by Broadridge as

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB–INVESTMENT ADVISORY AGREEMENTS AND RENEWAL OF THE ADMINISTRATION AGREEMENT (Unaudited) (continued)

comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional global income funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional global income funds, multi-sector income funds and international income funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group median for all periods, except the five- and ten-year periods when it was below the Performance Group median, and below the Performance Universe median for all periods except the three- and ten-year periods, when it was above the Performance Universe median. The Board also considered that the fund’s yield performance was at or above the Performance Group median for five of the ten one-year periods ended December 31st and above the Performance Universe medians for eight of the ten one-year periods ended December 31st. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Subadviser or its affiliates, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Subadviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB–INVESTMENT ADVISORY AGREEMENTS AND RENEWAL OF THE ADMINISTRATION AGREEMENT (Unaudited) (continued)

opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

************

At a meeting of the fund’s Board of Trustees held on April 29, 2021 (the “April Meeting”), the Board discussed with representatives of the Adviser plans to realign Mellon Investments Corporation’s (“Mellon”) fixed-income capabilities with Insight North America LLC (“INA”) (the “Firm Realignment”), with such realignment scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”). The Adviser noted that, as a result of the Firm Realignment, the portfolio managers who are currently responsible for managing the investments of the fund as employees of Mellon pursuant to a sub-investment advisory agreement with the Adviser (the “Current Sub-Advisory Agreement”), will become employees of INA as of the Effective Date. Consequently, the Adviser proposed to engage INA to serve as the fund’s sub-investment adviser, pursuant to a sub-investment advisory agreement between the Adviser and INA (the “New Sub-Advisory Agreement”), to be effective on the Effective Date. In addition, the Adviser proposed amending the Agreement to reflect the engagement of INA as sub-investment adviser to the fund (as proposed to be amended, the “Amended Management Agreement”), to be effective on the Effective Date.

At the April Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which INA would serve as sub-investment adviser to the fund, and the Amended Management Agreement. The recommendation for the approval of the New Sub-Advisory Agreement and the Amended Management Agreement was based on the following considerations, among others: (i) approval of the New Sub-Advisory Agreement and the Amended Management Agreement would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of the Fund’s portfolio after the Effective Date as employees of INA; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; and (iii) the rate of the sub-investment advisory fee payable by the Adviser to INA under the New Sub-Advisory Agreement will be the same as that currently payable by the Adviser to Mellon under the Current Sub-Advisory Agreement and all material terms and conditions of the New Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreement, and the Adviser (and not the fund) will pay INA for its sub-investment advisory services. The Board also considered the fact that the Adviser stated that it believes there are no material changes to the information the Board had previously considered at the 15(c) Meeting other than the information about the Firm Realignment and INA.

At the April Meeting, the Board, considered and approved the New Sub-Advisory Agreement and the Amended Management Agreement. In determining whether to approve the New Sub-Advisory Agreement and the Amended Management Agreement, the Board considered the materials prepared by the Adviser received in advance of the April Meeting and other information presented at the April Meeting, which included: (i) a form of the New Sub-Advisory Agreement and a form of the Amended Management Agreement; (ii) information regarding the Firm Realignment and how it is expected to

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB–INVESTMENT ADVISORY AGREEMENTS AND RENEWAL OF THE ADMINISTRATION AGREEMENT (Unaudited) (continued)

enhance investment capabilities; (iii) information regarding INA; and (iv) an opinion of counsel that the proposed changes to the investment advisory arrangements would not result in an “assignment” of the Agreements under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, do not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser at the April Meeting and the 15(c) Meeting.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by INA to the fund under the New Sub-Advisory Agreement, the Board considered: (i) INA’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by INA after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by INA under the New Sub-Advisory Agreement, as well as INA’s ability to render such services based on its resources and the experience of the investment team, which will include the fund’s current portfolio managers, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement. The Board also considered, as it related to the Amended Management Agreement, that the nature, extent and quality of the services that are provided by the Adviser are expected to remain the same, including the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the fund’s portfolio management personnel.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio at the 15(c) Meeting (including comparative data provided by Broadridge). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by INA under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement and the Amended Management Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement (which was the same as that payable under the Current Sub-Advisory Agreement and had been considered at the 15(c) Meeting), noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board considered the fee payable to INA in relation to the fee paid to the Adviser by the fund and the respective services provided by INA and the Adviser. The Board recognized that, because INA’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including INA, at the 15(c) Meeting. The Board concluded that the proposed fee payable to INA by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser under the Amended Management Agreement and INA under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the fee payable to INA would continue to be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Agreement, which had been done at the 15(c) Meeting. At the 15(c) Meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to INA as a result of its relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, all of whom are Independent Trustees, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement and Amended Management Agreement for the fund effective as of the Effective Date.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Global Fixed Income Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Mellon Investments Corporation

BNY Mellon Center

One Boston Place

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DHGAX Class C: DHGCX Class I: SDGIX Class Y: DSDYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6940SA0621

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds I

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: August 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: August 20, 2021

By: /s/ James Windels

        James Windels

        Treasurer (Principal Financial Officer)

Date: August 20, 2021

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)